Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation

Note 10. Share-Based Compensation

We recognize share-based compensation expense for the portion of awards that are ultimately expected to vest using an accelerated accrual method over the vesting period from the date of grant. We estimate forfeitures at the time of grant. We have applied a forfeiture rate of approximately 12.5% to all unvested share-based awards as of December 31, 2011, which represents the portion that we expect will be forfeited over the vesting period. We reevaluate this estimated rate periodically and adjust the forfeiture rate as necessary. Vesting of share-based awards issued with performance-based vesting criteria must be probable before we begin recording share-based compensation expense. At each reporting period, we review the likelihood that these awards will vest and if vesting is deemed probable, we begin to recognize compensation expense at that time. If ultimately performance goals are not met, for any awards where vesting was previously deemed probable, previously recognized compensation expense will be reversed.

We allocate share-based compensation expense to cost of revenue, selling, general and administrative expense and research and development expense based on the award holders’ employment function. For the years ended December 31, 2011, 2010 and 2009, we recorded share-based compensation expenses as follows:

	September 30,	September 30,	September 30,
	2011	2010	2009
	(in thousands)
Cost of revenue	$2,182	$937	$805
General and administrative	7,378	7,630	2,007
Research and development	3,599	2,018	1,320

	$13,159	$10,585	$4,132

For the years ended December 31, 2011 and 2010, we experienced a significant increase in share-based compensation expense due primarily to increase in our number of employees and annual grants of equity awards to a large portion of our employees in December 2010 and September 2009.

No deferred tax benefits were attributed to our share-based compensation expense recorded in the accompanying consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets. We receive a tax deduction for certain stock option exercises during the period the options are exercised, and for the vesting of restricted stock units during the period the restricted stock units vest. For stock options, the amount of the tax deduction is generally for the excess of the fair market value of our shares of common stock over the exercise price of the stock options at the date of exercise. For restricted stock units, the amount of the tax deduction is generally for the fair market value of our shares of common stock at the vesting date. Excess tax benefits are not included in the accompanying consolidated financial statements because we are in a net operating loss position and a full valuation allowance is maintained for all net deferred tax assets.

Equity Plans

We have issued share-based awards to employees, non-executive directors and outside consultants through various approved plans and outside of any formal plan. New shares are issued upon the exercise of share-based awards.

On August 5, 2008, we adopted the HeartWare International, Inc. 2008 Stock Incentive Plan (“2008 SIP”). The 2008 SIP allows for the issuance of share-based awards to employees, directors and consultants. We have issued options and restricted stock units (“RSU’s”) to employees and directors under the 2008 SIP. The plan allows for the issuance of share-based awards representing up to 13% of the prior fiscal year’s weighted average shares outstanding, less shares issued pursuant to awards under the 2008 SIP and share-based awards outstanding under our other equity plans. At December 31, 2011, there were approximately 369,000 shares available for future awards under the 2008 SIP. Under the terms of the 2008 SIP, the shares available for future issuance are adjusted on January 1 st of each year based on the prior year’s weighted average shares outstanding. As of January 1, 2012, there were approximately 460,000 shares available for future awards under the 2008 SIP.

Stock Options

Each option allows the holder to subscribe for and be issued one share of our common stock at a specified price, which is generally the quoted market price of our common stock on the date the option is issued. Options generally vest on a pro-rata basis on each anniversary of the issuance date within four years of the date the option is issued or vest in accordance with performance-based criteria. Options may be exercised after they have vested and prior to the specified expiry date provided applicable exercise conditions are met, if any. The expiry date can be for periods of up to ten years from the date the option is issued.

Performance-based options vest in four equal tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. Any performance-based options that have not vested after five years from the date of grant automatically expire.

The fair value of each option is estimated on the date of grant using the Black-Scholes option pricing model using the assumptions established at that time. The following table includes the weighted average assumptions used for options issued in the years ended December 31, 2011, 2010 and 2009.

	September 30,	September 30,	September 30,
	2011	2010	2009
Dividend yield	0.00%	0.00%	0.00%
Expected volatility	58.23%	60.94%	60.50%
Risk-free interest rate	1.97%	2.71%	2.80%
Estimated holding period (years)	6.25	6.25	6.25

Information related to options granted under all of our plans at December 31, 2011 and activity during the year then ended is as follows (certain amounts in U.S.$ were converted from AU$ at the then period-end spot rate):

	September 30,	September 30,	September 30,	September 30,
	Number of Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2010	404	$32.87
Granted	18	74.53
Exercised	(32)	32.54
Forfeited	(9)	37.38
Expired	—	—

Outstanding at December 31, 2011	381	$34.79	5.84	$13,040

Exercisable at December 31, 2011	265	$33.61	5.16	$9,362

The aggregate intrinsic values at December 31, 2011 noted in the table above represent the closing price of our common stock traded on NASDAQ, less the weighted average exercise price at period end multiplied by the number of options outstanding and exercisable.

At December 31, 2011, 34,283 of the options outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The weighted average grant date fair value per share of options granted in the years ended December 31, 2011, 2010 and 2009 was $41.92, $28.62 and $16.50, respectively.

The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was approximately $1.5 million, $4.0 million and $2.9 million, respectively. Cash received from option exercises in the years ended December 31, 2011, 2010 and 2009 was approximately $1.1 million, $3.6 million and $1.5 million.

At December 31, 2011, there was approximately $1.1 million of unrecognized compensation cost related to non-vested option awards, including performance-based options not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 1.0 years.

Restricted Stock Units

RSU’s issued under the plans vest on a pro-rata basis on each anniversary of the issuance date over three or four years or vest in accordance with performance-based criteria. The RSU’s with performance-based vesting criteria vest in tranches contingent upon the achievement of pre-determined corporate milestones related primarily to the development of our products and the achievement of certain prescribed clinical and regulatory objectives. RSU’s with performance-based vesting criteria not vested after five years from the date of grant automatically expire. There is no consideration payable on the vesting or exercise of RSU’s issued under the plans. Upon vesting, the RSU’s are exercised automatically and settled in shares of our common stock.

Information related to RSU’s at December 31, 2011 and activity during the year then ended is as follows:

	September 30,	September 30,	September 30,
	Number of Units (in thousands)	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value (in thousands)
Outstanding at December 31, 2010	545
Granted	312
Vested/Exercised	(203)
Forfeited	(19)
Expired	—

Outstanding at December 31, 2011	635	1.83	$43,774

Exercisable at December 31, 2011	—	—	$—

The aggregate intrinsic value at December 31, 2011 noted in the table above represents the closing price of our common stock traded on NASDAQ, multiplied by the number of RSU’s outstanding.

At December 31, 2011, 56,257 of the RSU’s outstanding that are not yet exercisable are subject to performance-based vesting criteria as described above.

The total intrinsic value of RSU’s vested during the years ended December 31, 2011, 2010 and 2009 was approximately $13.0 million, $11.6 million and $512,000, respectively.

The fair value of each RSU award equals the closing price of our common stock on the date of grant. The weighted average grant date fair value per share of RSU’s granted during the years ended December 31, 2011, 2010 and 2009 was $70.29, $73.87 and $27.21, respectively.

At December 31, 2011, we had approximately $25.0 million of unrecognized compensation cost related to non-vested RSU awards, including awards not yet deemed probable of vesting. The expense is expected to be recognized over a weighted average period of 1.8 years.

On December 21, 2011, our board of directors approved the grant of 36,000 RSU’s to our Chief Executive Officer, subject to stockholder approval. As this grant is subject to stockholder approval, it is not reflected in the above disclosures. We intend to seek stockholder approval at our 2012 annual meeting of stockholders.